Assets Held for Sale	12 Months Ended
Dec. 31, 2016
Assets Held for Sale [Abstract]
Disclosure of Long Lived Assets Held-for-sale [Table Text Block]
Assets Held for Sale
As of December 31, 2016, the Company did not have any vessels classified as held for sale.
During 2016, the Company sold the eight vessels that were classified as held for sale as of December 31, 2015, for net proceeds of $271.4 million and recorded $0.8 million in additional expenses upon the completion of the sales of those vessels.
During 2015, the Company sold 23 vessels for net proceeds of $281.1 million during the year ended December 31, 2015, including seven vessels that were classified as held for sale at December 31, 2014.